UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2016

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On September 30, 2016, the Audit and Finance Committee of Sypris Solutions, Inc. (the “Company”) approved an amendment to the promissory note (the “Promissory Note”) previously issued by the Company in favor of Gill Family Capital Management, Inc., to provide for the payment of interest on the first day of each consecutive quarter, rather than at maturity on January 30, 2019. All other terms of the Promissory Note, as amended, remain in place.

The key terms of the Promissory Note and the prior amendments to the Promissory Note were disclosed on the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015, on the Company’s Current Report on Form 8-K, as filed with the SEC on June 17, 2015, on the Company’s Current Report on Form 8-K, as filed with the SEC on November 3, 2015, and on the Company’s Current Report on Form 8-K, as filed with the SEC on March 2, 2016. The original Promissory Note dated March 12, 2015 was filed as an exhibit to the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission on March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2016	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
Vice President, General Counsel and Secretary

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